SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                                 Exchange Act of 1934

                                 (Amendment No.    )

     Filed by the Registrant  [X]
     Filed by a Party other than the Registrant  [ ]
     Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                  MILTOPE GROUP INC.
     --------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

     --------------------------------------------------------------------------
             (Name of Person(s) Filing Proxy Statement if other than the
                                     Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
          6(i)(2) or Item 22(a)(2) of Schedule 14A.

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
          11.
          1) Title of each class of securities to which transaction applies:

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          2)  Aggregate number of securities to which transaction
          applies:

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          3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              -----------------------------------------------------------------
          4)  Proposed maximum aggregate value of transaction:

              -----------------------------------------------------------------
          5)  Total fee paid:

              -----------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          1)   Amount Previously Paid:

               ---------------------------------------------------
          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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


                                  MILTOPE GROUP INC.

                    ---------------------------------------------

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    ---------------------------------------------


     To the Stockholders of Miltope Group Inc.:

        The Annual Meeting of Stockholders (the "Meeting") of Miltope Group Inc., a Delaware corporation (the "Company"), will be held at the Company's corporate headquarters, 500 Richardson Road South, Hope Hull, Alabama, Monday, June 5, 1995 at 10:00 A.M., Local Time, to consider and act upon the following:

        1. To elect eight directors of the Company to serve as the Board of Directors until the next annual meeting of stockholders and until their successors are elected and qualified;

        2. To approve the Company's 1995 Stock Option and Performance Award Plan; and

        3. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

        Only stockholders of record of the Common Stock, $.01 par value, of the Company at the close of business on April 25, 1995 shall be entitled to receive notice of, and to vote at, the Meeting, and at any adjournment or adjournments thereof. A Proxy and a Proxy Statement for the Meeting are enclosed herewith.

        All stockholders are cordially invited to attend the Meeting. If you do not expect to be present, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope to make sure that your shares are represented at the Meeting. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person.


                                        By Order of the Board of Directors


                                        LEONARD GUBAR
                                        Secretary

     Dated:  May 5, 1995

                                      IMPORTANT
                                      ---------
     THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                  MILTOPE GROUP INC.

                              500 RICHARDSON ROAD SOUTH
                               HOPE HULL, ALABAMA 36043


                            ------------------------------

                                   PROXY STATEMENT
                            ANNUAL MEETING OF STOCKHOLDERS
                                     JUNE 5, 1995

                            ------------------------------


                                       GENERAL

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Miltope Group Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's corporate headquarters, 500 Richardson Road South, Hope Hull, Alabama 36043, on Monday, June 5, 1995 at 10:00 A.M., Local Time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

        The principal executive offices of the Company are located at 500 Richardson Road South, Hope Hull, Alabama 36043. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is May 5, 1995.

        A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted (i) for the election as directors of persons who have been nominated by the Board of Directors, (ii) for the approval of the Company's 1995 Stock Option and Performance Award Plan (the "1995 Plan"), and (iii) in accordance with the judgment of the person or persons voting the proxies on any other matter that may be properly brought before the Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.


                                  VOTING SECURITIES

        Stockholders of record as of the close of business on April 25, 1995 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date there were outstanding 5,845,148 shares of the Common Stock, $.01 par value. There was no other class of voting securities outstanding at that date. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Under the rules of the Securities and Exchange Commission, boxes and a designated blank space are provided on the proxy card for stockholders to mark if they wish to withhold authority to vote for one or more nominees for director. Votes withheld in connection with the election of one or more of the nominees for director will be counted as votes cast against such individuals and will be counted toward the presence of a quorum for the transaction of business. If no direction is indicated the proxy will be voted for the election of the nominees for director. Under the rules of the National Association of Securities Dealers, Inc. ("NASD"), a broker "non-vote" has no effect on the outcome of the election of directors or the establishment of a quorum for such election. The form of proxy does not provide for abstentions with respect to the election of directors; however, a stockholder present at the Meeting may abstain with respect to such election. The treatment of abstentions and broker "non-votes" with respect to the election of directors is consistent with applicable Delaware law and the Company's By-laws.

        With respect to the approval of the Company's 1995 Plan, stockholders may vote in favor of or against the 1995 Plan or they may abstain from voting. Under the rules of the NASD, an abstention vote has the effect of a vote against the 1995 Plan and a broker "non-vote" is not counted as a vote "for" or "against" the 1995 Plan and, accordingly, would have no effect on the vote regarding the 1995 Plan except that abstentions and
                                                ------
     broker "non-votes" will be counted toward the presence of a quorum for the transaction of business. The treatment of abstentions and broker "non-votes" with respect to the approval of the 1995 Plan is consistent with applicable Delaware law and the Company's By-Laws.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information regarding the ownership of voting securities of the Company by each person who is known to the management of the Company to have been the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock as of the Record Date:

                                                       AMOUNT AND
                                                       NATURE OF
                           NAME AND ADDRESS            BENEFICIAL       PERCENT
     TITLE OF CLASS        OF BENEFICIAL OWNER         OWNERSHIP*       OF CLASS
     --------------        -------------------         ----------       --------

     Common Stock          Innova International        3,664,478        62.7%
     ($.01 par value)        Corporation
                           Suite 5900
                           153 East 53rd Street
                           New York, NY 10022

     Common Stock          Dimensional Fund              335,300 (1)     5.7%
     ($.01 par value)      Advisors Inc.
                           Suite 650
                           1299 Ocean Avenue
                           Santa Monica, CA 90401

     _____________________
     *    Unless otherwise noted, all shares are directly owned.

     (1) Dimensional Fund Advisors Inc., a registered investment advisor ("Dimensional"), reported beneficial ownership of 335,300 shares of the Company's Common Stock as of December 31, 1994. Dimensional reported that it had sole dispositive power with respect to 335,300 shares, sole voting power with respect to 212,500 shares and no voting power with respect to 122,800 shares. According to Dimensional, all of the shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, in series of The DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

            OWNERSHIP OF COMMON STOCK BY DIRECTORS, NOMINEES AND OFFICERS

          The following table sets forth certain information as of the Record Date, April 25, 1995, regarding the ownership of voting securities of the Company by (i) each director and nominee of the Board of Directors of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table, and (iii) all directors and executive officers of the Company, and as to the percentage of outstanding shares held by them on that date:

                          NAME OF              AMOUNT AND NATURE OF     PERCENT
     TITLE OF CLASS   BENEFICIAL OWNER        BENEFICIAL OWNERSHIP(1)   OF CLASS

     Common Stock     Jan H. Stenbeck                      0               *

     Common Stock     Richard Pandolfi                64,225               1.1%

     Common Stock     J. Shelby Bryan                 83,837               1.4%

     Common Stock     Alvin E. Nashman                39,665  (2)          *

     Common Stock     Jon L. Boyes                    37,328  (3)          *

     Common Stock     David L. Lengel                 26,000  (4)          *

     Common Stock     William L. Dickinson             9,671  (5)          *

     Common Stock     Myles L. Tintle                 10,250  (6)          *

     Common Stock     Robert G. Kaseta                 8,550  (7)          *

     Common Stock     George K. Webster                7,250  (8)          *

     Common Stock     Lawrence W. Swol                 2,500  (9)          *

     Common Stock     Franklin Miller                      0               *

     Common Stock     William Mustard                      0               *

     Common Stock     Executive officers and         263,276  (2)(3)(4)    4.5%
                      directors as a group                    (5)(6)(7)
                      (11 persons)                            (8)(9)(10)

     _____________________
     *   Represents less than one percent of the class.

     (1) Unless otherwise noted, all shares are directly owned. Includes shares which may be acquired pursuant to options exercisable on April 25, 1995 and within sixty days of April 25, 1995, pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

     (2) Represents shares of Common Stock which Dr. Nashman may acquire upon exercise of stock options.

     (3) Includes 35,828 shares of Common Stock which Dr. Boyes may acquire upon exercise of stock options.

     (4) Includes 25,000 shares of Common Stock which Mr. Lengel may acquire upon exercise of stock options. On April 11, 1995, Mr. Lengel resigned as President and Chief Executive Officer of the

         Notes to Ownership of Common Stock Table continued
         --------------------------------------------------

         Company. Accordingly, the stock options held by Mr. Lengel and included in his beneficial ownership will terminate on, and will no longer be exercisable after, July 11, 1995.

     (5) Represents shares of Common Stock which Mr. Dickinson may acquire upon exercise of stock options.

     (6) Represents shares of Common Stock which Mr. Tintle may acquire upon exercise of stock options.

     (7) Includes 4,250 shares of Common Stock which Mr. Kaseta may acquire upon exercise of stock options and 2,000 shares of Common Stock held by Mr. Kaseta's wife and children. Mr. Kaseta disclaims beneficial ownership of the shares owned by his wife and children.

     (8) Includes 4,250 shares of Common Stock which Mr. Webster may acquire upon exercise of stock options.

     (9) Represents shares of Common Stock which Mr. Swol may acquire upon exercise of stock options.

     (10) Excludes the shares of Common Stock and stock options held by David L. Lengel, who served as President and Chief Executive Officer of the Company until his resignation on April 11, 1995.


                        PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         At the Meeting, eight directors are to be elected to serve until the next annual meeting of stockholders and until their successors shall be duly elected and shall qualify. As a result of the resignation on April 11, 1995 of David L. Lengel, as President and Chief Executive Officer and a director of the Company, the Board of Directors of the Company, pursuant to the By-Laws of the Company, determined to fill the vacancy created by his resignation at the Annual Meeting. Additionally, the Board of Directors authorized the increase of the size of the Board of Directors from seven to eight directors effective as of the election. Unless otherwise specified, all proxies received will be voted in favor of the election of the eight nominees of the Board of Directors named below as directors of the Company. Six of the eight nominees are presently directors of the Company. The term of the current directors expires at the Meeting. Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Board of Directors), proxies solicited thereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees selected by the Board of Directors. Assuming a quorum is present, a vote of a majority of the shares present, in person or by proxy, at the Meeting is required to elect each of the nominees as a director in accordance with the Company's By-laws.

         The following table sets forth the names of the nominees, their ages, and their current positions with the Company:

            NAME                AGE                  TITLE
            ----               ---                   -----
         Alvin E. Nashman       68       Chairman of the Board of Directors
         Richard Pandolfi       57       Vice Chairman of the Board of Directors
         Jan H. Stenbeck        52       Director
         Jon L. Boyes           73       Director
         J. Shelby Bryan        49       Director
         William L. Dickinson   69       Director
         William Mustard        42       Nominee
         Franklin Miller        59       Nominee

         Dr. Nashman has served as Chairman of the Board of Directors of the
         -----------
     Company since October 1992 and prior to that date as a director of the Company since September 1984. From 1969 through 1991, he served as President of Computer Sciences Corporation's System Group and since 1967 he has been a director of Computer Sciences Corporation, a company which specializes in software and system integration for communications and computer systems. In addition, Dr. Nashman is a private consultant and a director of HALIFAX Corporation.

         Mr. Pandolfi has served as Vice Chairman of the Board of Directors of
         ------------
     the Company since October 1992 and he served as Chairman of the Board of Directors of the Company from September 1991 to October 1992. Prior to September 1991, he served as President, Chief Executive Officer and a director of the Company since its formation in 1984. From 1979 to September 1991, Mr. Pandolfi served as President and Chief Executive Officer of Miltope, and from 1984 to September 1991, Mr. Pandolfi served as a director of Miltope Business Products, Inc., a wholly owned subsidiary of the Company ("MBP"). He has been a director of Miltope since 1975. In addition, Mr. Pandolfi has served as President and Chief Executive Officer and as a director of IV Phoenix Group Inc., a designer and manufacturer of rugged mobile miniature computers including heads-up displays.
     Mr. Pandolfi is also a private consultant and a marketing and sales representative for Miltope. See "Certain Relationships and Related Transactions."

         Mr. Stenbeck has served as a director of the Company since November
         ------------
     1987. He has served as director of Millicom International Cellular S.A., an international cellular telecommunications concern headquartered in Luxembourg ("MIC"), since December 1990, and as Chairman of the Board of MIC since May 1991. Mr. Stenbeck is the Chairman of, and the controlling stockholder in, Industriforvaltnings AB Kinnevik, a holding company which is the controlling shareholder of several large Swedish and international enterprises with worldwide operations. Mr. Stenbeck has been active in the management of Kinnevik for more than 15 years. See "Certain Relationships and Related Transactions."

         Dr. Boyes has served as a director of the Company since March 1986.  In
         ---------
     1977 he retired from the U.S. Navy as a Vice-Admiral. From 1979 to March 1993, Dr. Boyes served as President and Chief Executive Officer of his own consulting firm, Space and Maritime Applications Corporation. Since April 1993, Dr. Boyes has served as the President and Chief Executive Officer of Halpenny & Boyes Inc., a health services industry consulting concern. He is a director of Andrew Corporation, a technology concern.

         Mr. Bryan has served as a director of the Company since its formation
         ---------
     in 1984. He has served as the Vice Chairman and a director of MIC since October 1, 1994. He served as Chairman of the Board and Chief Executive Officer of Millicom Incorporated, a cellular telecommunications business ("Millicom"), from February 1985 until such company's merger with and into a wholly owned subsidiary of MIC, and served as President and Chief Executive Officer and a director of MIC from December 1991 to October 1994. Mr. Bryan has been President of Austin Resources Corporation, an oil and gas exploration company, for a period of more than five years. See "Certain Relationships and Related Transactions."

         Mr. Dickinson has served as a director of the Company since February
         -------------
     1993. Mr. Dickinson served as United States Representative to Congress from the 2nd District of Alabama from 1964 to January 1993. Mr. Dickinson was a ranking Republican for eleven years on the House Armed Services Committee, and a senior Republican on the House Subcommittee on Procurement and Military Systems and the House Subcommittee on Military Installations and Facilities prior to his retirement in 1993.

         Mr. Mustard has served as President (Acting) and Chief Financial
         -----------
     Officer of American Satellite Network, Inc., which provides satellite television, computer network integration services and related communications services, since 1993, and as Chief Financial Officer of Innova International Corporation ("IIC"), which, through its operating subsidiaries, provides network integration products and services and telecommunications consulting services, since December 13, 1994. Since June 1991, Mr. Mustard has held various positions in Millicom and MIC-USA Inc., the successor by merger to Millicom and a wholly-owned subsidiary of MIC.

         Mr. Miller has served as Chairman and President of IIC since December
         ----------
     13, 1994. Mr. Miller combines a background in telecommunications with experience in computerization, software engineering, technology transfer and industrial management. For more than five years, Mr. Miller has served as President and Chief Executive Officer of InnovaConsult, Inc., a concern which provides high level telecommunications consulting services.

         In addition to the executive officers who are directors of the Company listed above, Mr. George K. Webster, is Acting President and Chief Executive Officer of the Company, Miltope and MBP, Mr. Randolph J. Straka is Vice President, Finance and Chief Financial Officer of the Company, Miltope and MBP and Mr. Leonard Gubar is Secretary of the Company and MBP and Assistant Secretary of Miltope.

         Mr. Webster (age 53) has served as Acting President and Chief Executive
         -----------
     Officer of the Company, Miltope and MBP and as a director of Miltope and MBP since April 11, 1995. From June 1994 until such date, he served as Senior Vice President of Miltope. Prior to such date, Mr. Webster served as Vice President, Programs and Operations of Miltope and later assumed additional responsibility for business development and marketing. Prior to joining Miltope in 1992, Mr. Webster served in various executive capacities for Loral Fairchild Systems, a manufacturer of military sensors, both in the visible and infrared spectrums, for application on aircraft, combat vehicles and missiles.

         Mr. Straka (age 42) has served as Vice President, Finance and Chief
         ----------
     Financial Officer of the Company, Miltope and MBP since October 17, 1994. Prior to joining the Company in October 1994 , Mr. Straka served for a period of three years as Vice President - International Operations and for a period of three years as Vice President, Treasurer, and Secretary of Tokheim Corporation, a manufacturer of service station equipment and related industrial controls.

         Mr. Gubar (age 58) has served as Secretary of the Company since its
         ---------
     formation in 1984, as Secretary of MBP since June 1987 and as Assistant Secretary of Miltope since May 1984. Since August 1992, he has been a member of the law firm of Reid & Priest LLP, which serves as counsel to the Company and its affiliates. From 1969 to August 1992, he was a member of the law firm of Spengler Carlson Gubar Brodsky & Frischling. He is a director of Warner Insurance Services, Inc., a provider of automobile insurance services to the insurance industry, and Career Horizons, Inc., a national provider of temporary personnel to businesses and government agencies.


                          BOARD OF DIRECTORS AND COMMITTEES

         During the 1994 fiscal year, there were six regular and special meetings of the Board of Directors. Action was taken by the directors by unanimous consent in lieu of meetings on five occasions in 1994. During 1994, Mr. Bryan attended fewer than 75% of the aggregate number of meetings of the Board of Directors and committees of the Board on which he serves.

         The Board of Directors has designated from among its members an Audit Committee, which consists of Messrs. Boyes and Nashman. The Audit Committee, which reviews the Company's financial and accounting practices and controls, held one meeting during the fiscal year ended December 31, 1994. The Company has a Stock Option Committee of the Board of Directors for the Company's Incentive Stock Option Plan, Management Stock Option Plan (which plans expired by their terms in 1994) and 1985 Key Employee Stock Option Plan which consists of Messrs. Bryan and Boyes. The Stock Option Committee did not meet during the fiscal year ended December 31, 1994. The Company has a Stock Option Committee of the Board of Directors for the Company's 1995 Plan which consists of Messrs. Boyes, Bryan and Stenbeck. See "Proposal No. 2 -Approval of the 1995 Stock Option and Performance Award Plan." The Company has a Compensation Committee of the Board of Directors which reviews the compensation of the Company's employees, including establishing performance based bonuses for certain executive officers of the Company and Miltope. The Compensation Committee consists of Messrs. Bryan, Boyes and Nashman. The Compensation Committee held one meeting during the fiscal year ended December 31, 1994. The Company does not have a standing nominating committee.


                           PROPOSAL NO. 2 - APPROVAL OF THE
                     1995 STOCK OPTION AND PERFORMANCE AWARD PLAN


     GENERAL

         The Board of Directors of the Company has approved the adoption of the Miltope Group Inc. 1995 Stock Option and Performance Award Plan (the "1995 Plan"). As of April 25, 1995, no employees of the Company, Miltope and MBP have received awards under the 1995 Plan.

         The 1995 Plan is briefly described below. Copies of the 1995 Plan may be obtained from the Company and will also be available for inspection at the Annual Meeting.

     PURPOSE AND EFFECTIVE DATE

         The purpose of the 1995 Plan is to provide for the success and enhance the value of the Company by linking participants' personal interests with those of the Company's stockholders, customers and employees, by providing participants with an incentive for outstanding performance, and to motivate, attract and retain the services of participants upon whom the success of the Company depends. The 1995 Plan also replaces the Company's existing stock option plans, one of which terminates with respect to the grant of new stock options in 1995 and the other two plans terminated with respect to the grant of new stock options in 1994. The 1995 Plan is flexible in that it provides for the granting of stock options ("Options"), stock appreciation rights ("SARs"), restricted stock ("Restricted Stock"), performance shares and performance units ("Performance Shares and Performance Units"), singularly or in combination as determined by the Stock Option Committee of the Board of Directors. The 1995 Plan became effective, subject to stockholder approval at the Meeting, as of April 11, 1995 (the "Effective Date").

     ADMINISTRATION OF THE 1995 PLAN

         The 1995 Plan will be administered by the Stock Option Committee of the Board of Directors of the Company (which will consist exclusively of outside directors) and currently consists of Jon L. Boyes, J. Shelby Bryan and Jan H. Stenbeck, or by such other committee consisting of not less than two non-employee directors appointed by the Board of Directors (the "Committee"). The Committee will be comprised solely of directors qualified to administer the 1995 Plan pursuant to Rule 16b-3(c)(2) under the Securities Exchange Act, as amended (the "Exchange Act").

     SHARES SUBJECT TO THE 1995 PLAN

         The 1995 Plan authorizes the grant of up to 500,000 shares of the Company's Common Stock.

         If any corporate transaction occurs which causes a change in the capitalization of the Company, the Committee is authorized to make such adjustments to the number and class of shares of the Company's Common Stock delivered, and the number and class and/or price of shares of the Company's Common Stock subject to outstanding awards granted under the 1995 Plan, as it deems appropriate and equitable to prevent dilution or enlargement of participants' rights.

     ELIGIBILITY AND PARTICIPATION

         Employees eligible to participate in the 1995 Plan include management and key employees of the Company and its subsidiaries, as determined by the Committee, including employees who are members of the Board, but excluding directors who are not employees.

     AMENDMENT AND TERMINATION OF THE 1995 PLAN

         In no event may any award under the 1995 Plan be granted on or after the tenth anniversary of the 1995 Plan's Effective Date. The Board may amend, modify or terminate the 1995 Plan at any time; provided that no amendment requiring stockholder approval for the 1995 Plan to continue to comply with Rule 16b-3 under the Exchange Act or Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), shall be effective unless approved by stockholders, and no amendment, termination or modification shall materially and adversely affect any outstanding award without the consent of the participant.

     AWARDS UNDER THE 1995 PLAN

         Stock Options.  The Committee may grant incentive stock options
         -------------
     ("ISOs"), non-qualified stock options ("non-ISOs"), or a combination thereof under the 1995 Plan. The Option exercise price for each such grant of Options shall be at least equal to 100% of the fair market value of a share of the Company's Common Stock on the date the Option is granted. Options shall expire at such times as the Committee determines at the time of grant; provided, however, that no Option shall be exercisable later than
               --------  -------
     the tenth anniversary of its grant.

         Options granted under the 1995 Plan shall be exercisable at such times and subject to such restrictions and conditions as the Committee shall approve. The Option exercise price is payable in cash, in shares of the Company's Common Stock having a fair market value equal to the exercise price, by share withholding or a combination of the foregoing. The Committee may allow, along with other means of exercise, cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable securities laws.

         Options may be transferred only under the laws of descent and distribution and, during his or her lifetime, shall be exercisable only by the participant or his or her legal representative. Each stock option agreement shall specify the participant's (or his or her beneficiary's) rights in the event of retirement, death or other termination of employment.

         Stock Appreciation Rights.  SARs granted under the 1995 Plan may be in
         -------------------------
     the form of freestanding SARs, tandem SARs or a combination thereof. The base value of a freestanding SAR shall be equal to the fair market value of a share of the Company's Common Stock on the date of grant. The base value of a tandem SAR shall be equal to the exercise price of the related Option. The term of any SAR granted under the 1995 Plan shall be determined by the Committee, provided that the term of any tandem SAR may not exceed ten (10) years.

         Freestanding SARs may be exercised upon such terms and conditions as are imposed by the Committee and set forth under the SAR award agreement.
     A tandem SAR may be exercised only with respect to the shares of Common Stock of the Company for which its related Option is exercisable. Tandem SARs granted in connection with an Option shall expire no later than the expiration of the Option, and may be exercised only when the fair market value of the shares subject to the Option exceeds the Option exercise price. Furthermore, the number of shares of the Company's Common Stock that may be acquired under the related Option will be reduced, one-for-one, by the number of shares with respect to which the tandem SAR is exercised.

         Upon exercise of an SAR, a participant will receive the difference between the fair market value of a share of the Company's Common Stock on the date of exercise and the base value multiplied by the number of shares with respect to which the SAR is exercised. Payment due upon exercise may be in cash, in shares of the Company's Common Stock having a fair market value equal to such cash amount, or in a combination of cash and shares, as determined by the Committee. The Committee may impose such restrictions on the exercise of SARs as may be required to satisfy the requirements of
     Section 16 of the Exchange Act.

         SARs may only be transferred under the laws of descent and distribution and, during his or her lifetime, shall be exercisable only by the participant or his or her legal representative. Each SAR award agreement shall specify the participant's (and his or her beneficiary's) rights in the event of retirement, death or other termination of employment.

         Restricted Stock.  Restricted Stock may be granted in such amounts and
         ----------------
     subject to such terms and conditions as determined by the Committee. The Committee shall impose such conditions and/or restrictions on any shares of Restricted Stock as it deems advisable.

         Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable restriction period or upon earlier satisfaction of such other conditions specified by the Committee.

         Participants holding Restricted Stock may exercise full voting rights with respect to those shares during the restriction period, and shall be credited with regular cash dividends paid with respect to such shares. Dividends or distributions credited during the restriction period shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

         All rights with respect to Restricted Stock shall be available only during a participant's lifetime, and each Restricted Stock award agreement shall specify the participant's (and his or her beneficiary's) rights in the event of retirement, death or other termination of employment.

         The shares of Restricted Stock may be subject to vesting requirements, such as continued employment for specified periods of time.

         Performance Shares and Performance Units.  Performance Shares and
         ----------------------------------------
     Performance Unit awards may be granted in the amounts and subject to such terms and conditions as determined by the Committee. The Committee shall set performance goals which, depending on the extent to which they are met during the performance periods established by the Committee, will determine the number and/or value of Performance Shares/Units that will be paid to participants.

         Participants shall receive payment of the value of Performance Shares or Performance Units earned in cash and/or shares of the Company's Common Stock which have an aggregate fair market value equal to the value of the earned Performance Shares/Units after the end of the applicable performance period, in such combination as the Committee determines. Such shares may be granted subject to any restrictions deemed appropriate by the Committee. Prior to the beginning of each performance period, participants may elect to defer receipt of payout on such terms as the Committee deems appropriate. Participants shall be entitled to receive dividends declared with respect to Performance Shares earned in connection with Performance Share/Unit grants earned but not yet distributed, subject to the same restrictions as are applicable to dividends earned with respect to Restricted Stock, described above. At the discretion of the Committee, participants may be entitled to exercise voting rights with respect to such shares.

         In the event a participant's employment is terminated by reason of death, disability, voluntary termination with the Company's consent, involuntary termination for other than Good Cause, as defined under the 1995 Plan, or retirement during a performance period, the participant shall receive a payout of the Performance Shares and Performance Units as may be determined under the award grant. In the event employment is terminated for any other reason, all Performance Shares and Performance Units shall be forfeited.

         Performance Shares and Performance Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

     MERGER OR CONSOLIDATION OF THE COMPANY

         As of the effective date of a merger or consolidation of the Company, and unless the merger or consolidation agreement does not provide for the continuation of such awards or the substitution of new awards (1) any Option or SAR outstanding shall become immediately exercisable and (2) any restriction periods and restrictions imposed on Restricted Stock shall be deemed to have expired. Performance Shares or Performance Units payable after the date of such merger or consolidation shall be paid in cash as of the date they originally were to be paid unless the Company or its successor determines to pay such amounts as of an earlier date. Performance Shares and Performance Units shall be canceled if, as a result of the merger or consolidation, the value of such awards cannot be determined.

     FEDERAL INCOME TAX CONSEQUENCES - OPTIONS

         The following is a brief description of the federal income tax consequences related to Options granted under the 1995 Plan.

         Consequences to the Optionholder

         Grant.  There are no federal income tax consequences to the
         -----
     optionholder solely by reason of the grant of ISOs and non-ISOs under the 1995 Plan.

         Exercise.  The exercise of an ISO is not a taxable event for regular
         --------
     federal income tax purposes if certain requirements are satisfied, including the restriction providing that the optionholder generally must exercise the Option no later than three months following the termination of his employment. However, such exercise may give rise to an alternative minimum tax liability (see "Alternative Minimum Tax" below).

         Upon the exercise of a non-ISO, the optionholder generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of the Company's Common Stock at the time of exercise over the amount paid as the exercise price. The ordinary income recognized in connection with the exercise by an optionholder of a non-ISO will be subject to both wage and employment tax withholding.

         The optionholder's tax basis in the shares acquired pursuant to the exercise of an Option will be the amount paid upon exercise plus, in the case of a non-ISO, the amount of ordinary income recognized by the optionholder upon exercise.

         Qualifying Disposition.  If an optionholder disposes of shares of the
         ----------------------
     Company's Common Stock acquired upon the exercise of an ISO in a taxable transaction, and such disposition occurs more than two years from the date on which the option is granted and more than one more year after the date on which the shares are transferred to the optionholder pursuant to the exercise of the ISO, the optionholder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the optionholder's adjusted basis in such shares (generally the Option exercise price).

         Disqualifying Disposition.  If the optionholder disposes of shares of
         -------------------------
     the Company's Common Stock acquired upon the exercise of an ISO (other than in certain tax-free transactions) within two years from the date on which the ISO is granted or within one year after the transfer of the shares to the optionholder pursuant to the exercise of the ISO, then at the time of disposition the optionholder generally will recognize ordinary income equal to the lesser of (i) the excess of such shares' fair market value on the date of exercise over the exercise price paid by the optionholder or (ii) the optionholder's actual gain (i.e., the excess, if any, of the amount
                                     ----
     realized on the disposition over the exercise price paid by the optionholder). If the total amount realized on a taxable disposition (including return of capital and capital gain) exceeds the fair market value on the date of exercise, then the optionholder will recognize a capital gain in the amount of such excess. If the optionholder incurs a loss on the disposition (i.e., if the total amount realized is less than
                              ----
     the exercise price paid by the optionholder) then the loss will be a capital loss.

         Other Dispositions.  If an optionholder disposes of shares of the
         ------------------
     Company's Common Stock acquired upon the exercise of a non-ISO in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between his basis (as discussed above) in the shares sold and the total amount realized upon the disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of the Company's Common Stock acquired upon the exercise of ISOs as discussed above) will be long-term depending on whether the shares of the Company's Common Stock were held for more than one year from the date such shares were transferred to the optionholder.

         Alternative Minimum Tax.  Alternative minimum tax ("AMT") is imposed in
         -----------------------
     addition to, but only to the extent it exceeds, the optionholder's regular tax for the taxable year. Generally, AMT is computed at the rate of 26% on the excess of a taxpayer's alternative minimum taxable income ("AMTI") over the exemption amount, but only if such excess amount does not exceed $175,000 ($87,500 in the case of married individuals filing separate returns). The AMT tax rate is 28% of such excess amount over the $175,000 ($87,500) amount. For these purposes, the exemption amount is $45,000 for joint returns or returns of surviving spouses ($33,750 for single taxpayers and $22,500 for married individuals filing separate returns), reduced by 25% of the excess of AMTI over $150,000 for joint returns or returns of surviving spouses ($112,500 for single taxpayers and $75,000 for married individuals filing separate returns). A taxpayer's AMTI is essentially the taxpayer's taxable income adjusted pursuant to the AMT provisions and increased by items of tax preference.

         The exercise of ISOs (but not non-ISOs) will generally result in an upward adjustment to the optionholder's AMTI in the year of exercise by an amount equal to the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price. The basis of the stock acquired, for AMT purposes, will equal the exercise price increased by the prior upward adjustment of the taxpayer's AMTI due to the exercise of the option. Upon the disposition of the stock, the increased basis will result in a smaller capital gains for AMTI than for ordinary income tax purposes.

         Consequences to the Company

         There are no federal income tax consequences to the Company by reason of the grant of ISOs or non-ISOs or the exercise of ISOs (other than disqualifying dispositions).

         At the time the optionholder recognizes ordinary income from the exercise of a non-ISO, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company timely satisfies its reporting and disclosure obligations described below. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of ISOs, the Company will be entitled to a corresponding deduction in the year in which the disposition occurs.

         The Company will be required to report to the Internal Revenue Service any ordinary income recognized by an optionholder by reason of the exercise of a non-ISO or the disqualifying disposition of the Company's Common Stock acquired pursuant to an ISO.

     FEDERAL INCOME TAX CONSEQUENCES - OTHER AWARDS

         The following is a brief description of the federal income tax consequences related to SARs, Restricted Stock, Performance Shares and Performance Units granted under the 1995 Plan.

         Consequences to the Employee

         Cash Awards.  Generally, an award payable under the 1995 Plan in cash
         -----------
     is includible in the gross income of the participant as ordinary income at the time received.

         Stock Awards.  An award payable in the form of the Company's Common
         ------------
     Stock generally will be includible in the participant's gross income as of the date the grant is made or, if later, the earlier of the date the Common Stock awarded to the participant (i) is subsequently transferable by him or her or (ii) is not subject to a substantial risk of forfeiture; however, the participant may elect to have the value of the Common Stock includible in his or her gross income at the time of grant, regardless of any restrictions on subsequent transferability or substantial risks of forfeiture. As the value of the Common Stock for federal income tax purposes is determined as of the date it is included in the participant's gross income, such an election may be worthwhile if significant appreciation is expected between the date of grant and the date the restrictions expire or are eliminated.

         Disposition of Common Stock.  If a participant disposes of shares of
         ---------------------------
     the Company's Common Stock received under an award in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between his basis (generally, the amount included as ordinary income pursuant to the award) in the shares sold and the total amount realized upon the disposition. Any such capital gain or loss will be long-term so long as the shares of the Company's Common Stock were held for more than one year from the date such shares were granted to the participant.

         Consequences to the Company

         At the time the participant recognizes ordinary income upon the receipt of an award under the 1995 Plan, the Company generally will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company timely reports to the Internal Revenue Service the ordinary income recognized by the participant pursuant to the award.

     OTHER TAX CONSEQUENCES

         The foregoing discussion is not a complete description of the federal income tax aspects of awards made under the 1995 Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, the foregoing discussion does not address state or local tax consequences.

     VOTING REQUIREMENTS

         Approval of the 1995 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock voting at the Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE 1995 PLAN.


                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company was formed in 1984 as a wholly owned subsidiary of Stonebrook Group Inc., a Delaware corporation ("Stonebrook") which owned approximately 55.6% of the outstanding Common Stock of the Company through December 31, 1994. Miltope was formed in 1975 and was a wholly owned subsidiary of Stonebrook until it became a wholly owned subsidiary of the Company in June 1984. As of January 1, 1995, IIC, a Delaware corporation, acquired 62.8% of the outstanding shares of the Common Stock of the Company pursuant to certain share exchange transactions with Stonebrook and Stuvik AB, a Swedish corporation and, at such time, a holder of approximately 7.2% of the outstanding shares of the Company's Common Stock. IIC is a subsidiary of American Satellite Network Inc. ("ASN"), a Delaware corporation and a wholly-owned subsidiary of MIC-USA Inc., a Delaware corporation and a wholly-owned subsidiary of MIC, a Luxembourg corporation. Jan H. Stenbeck, a director of the Company, is also a director of IIC and ASN and Chairman and a director of MIC. Mr. Stenbeck is also Chairman of the Board and, together with family trusts, owner of approximately 99% of the Common Stock of Stonebrook, which owns approximately 20% of the Common Stock of IIC. In addition, J. Shelby Bryan, a director of the Company, is Vice Chairman and a director of MIC.

         Richard Pandolfi, who served as President and Chief Executive Officer of the Company for approximately twelve years, and who currently serves as Vice Chairman of the Board of the Company and as a private consultant through a wholly-owned corporation, Pandolfi Group, Inc. ("Pandolfi Group"), entered into an agreement, dated as of October 1, 1994, with Miltope pursuant to which Pandolfi Group serves as a marketing and sales representative with respect to certain products marketed by Miltope in consideration of certain commissions and a $14,000 advance per month against commissions earned during the two-year period of the agreement. Pursuant to the terms of the agreement, commissions may be earned by Mr. Pandolfi through September 1996. Mr. Pandolfi is the President and Chief Executive Officer, a director and a minority shareholder of IV Phoenix Group, Inc., a New York corporation of which IIC owns 42.6%.

         Since January 1, 1992, the Company has made certain loans to Stonebrook which accrue interest at an annual rate equal to the prime lending rate plus .75% (9.25% at December 31, 1994). The loans to Stonebrook are payable on demand by the Company and, at April 25, 1995, an aggregate principal amount of $500,000 in loans to Stonebrook, plus interest thereon in the amount of approximately $95,000, was outstanding.


                   COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

                              SUMMARY COMPENSATION TABLE
                              --------------------------

         The following table shows all the cash compensation paid or to be paid by the Company or by Miltope, its wholly-owned subsidiary, as well as certain other compensation paid or accrued during the fiscal years ended December 31, 1994, 1993 and 1992 to David L. Lengel, who served as the Company's President and Chief Executive Officer until April 11, 1995, and the four executive officers with total compensation in excess of $100,000, other than the President and Chief Executive Officer, at the end of the 1994 fiscal year. On April 11, 1995, George K. Webster was elected as Acting President and Chief Executive Officer of the Company. There were no restricted stock awards or long term incentive plan payouts to any of the executive officers named in the following table.



                                                         Long Term
                                                        Compensation
                                  Annual Compensation      Awards
                                  -------------------   ------------

                                                           Number
                                                             of           All
                                                         Securities      Other
     Name and                                            Underlying     Compen-
     Principal Position    Year  Salary        Bonus      Options       sation
     ------------------    ----  ------        -----     ----------     -------

     David L. Lengel       1994  $239,861        --          --      $ 22,703(4)
     President and Chief   1993  $243,654     $15,000     10,000        --
     Executive Officer of  1992  $152,931(2)  $53,000(3)  45,000     $ 88,028(5)
     the Company (1)

     George K. Webster     1994  $132,179       --           --      $102,601(4)
     Senior Vice           1993  $122,236     $12,500     17,000        --
     President of          1992  $ 44,500(7)  $20,832(8)     --         --
     Miltope (6)

     Myles L. Tintle       1994  $128,000        --          --         --
     Vice President,       1993  $114,961     $10,000     17,000        --
     General Manager of    1992  $110,240     $36,568        --         --
     Miltope Business
     Products, Inc.

     Robert G. Kaseta      1994  $115,492        --          --      $ 18,704(4)
     Vice President,       1993  $103,674     $10,000     17,000        --
     Engineering of        1992  $ 98,064     $11,708        --         --
     Miltope

     Lawrence W. Swol      1994  $109,642        --          --      $ 42,310(4)
     Vice President,       1993  $101,848        --       10,000        --
     Operations of         1992  $ 40,625(9)  $15,000        --      $ 41,057(5)
     Miltope

     ______________________________

     (1) Mr. Lengel resigned from the office of President and Chief Executive Officer on April 11, 1995.

     (2) Partial year compensation. Mr. Lengel became President and Chief Executive Officer of the Company in October 1992. He was Senior Vice President and Chief Operating Officer of the Company and Miltope from March 1992 to October 1992.

     (3) Represents the amount paid by the Company to Mr. Lengel for the 1992 fiscal year under the Company's Performance Based Bonus Plan (the "Performance Bonus Plan"). Certain executive officers of the Company and Miltope were eligible to receive the performance bonus which is calculated as a percentage of a bonus

          Notes to Summary Compensation Table continued
          ---------------------------------------------

          pool based upon the achievement of certain projected financial targets approved by the Board of Directors of the Company.

     (4) Represents relocation expenses paid by the Company to relocate to Montgomery, Alabama in 1994.

     (5)  Represents relocation expenses paid by the Company in 1992.

     (6) Mr. Webster was elected to the office of Acting President and Chief Executive Officer of the Company on April 11, 1995.

     (7)  Partial year compensation.  Mr. Webster was hired in 1992.

     (8)  Represents a signing bonus.

     (9)  Partial year compensation.  Mr. Swol was hired in 1992.


                   STOCK OPTIONS AND FISCAL YEAR-END OPTION VALUES

          The following table presents the number of outstanding stock options and the aggregate dollar value of unexercised in-the-money stock options held by each of the executive officers included in the Summary Compensation Table at December 31, 1994. No stock options were exercised by such executive officers during the 1994 fiscal year.



                             Number of Securities        Value of Unexercised
                            Underlying Unexercised     In-the-Money Options at
                          Options at Fiscal Year-End     Fiscal Year-End (1)
                          --------------------------   -----------------------

        Name             Exercisable   Unexercisable  Exercisable Unexercisable
        ----             -----------   -------------  ----------- -------------
     David L. Lengel       25,000 (2)    30,000 (2)     $5,625(2)     $5,625(2)

     George K. Webster      4,250        12,750            --            --

     Myles L. Tintle       10,250        12,750            --            --

     Robert G. Kaseta       4,250        12,750            --            --

     Lawrence W. Swol       2,500         7,500            --            --

     ______________________

     (1) Value of unexercised in-the-money stock options is calculated by subtracting the aggregate exercise price of such options from the fair market value of the total number of shares underlying the in-the-money stock options on December 30, 1994. The last sale price of the Company's Common Stock on December 30, 1994 on The Nasdaq Stock Market was $4.50.

     (2) Mr. Lengel's employment with the Company ended on April 11, 1995. As a result, all stock options held by Mr. Lengel will terminate on, and will no longer be exercisable after, July 11, 1995.


                   EMPLOYMENT AGREEMENTS OF EXECUTIVE OFFICERS AND
                        TERMINATION OF EMPLOYMENT ARRANGEMENTS


        David L. Lengel  The Company has agreed to pay David L. Lengel, who
        ---------------
     resigned as President and Chief Executive Officer of the Company on April 11, 1995, severance compensation in the amount of six months salary, or $117,500, payable at normal payroll intervals during such period.
     Mr. Lengel's severance compensation will also include (i) continued use of a Company car and participation in all employee benefit programs to which he was entitled on April 11, 1995, and (ii) the provision of (A) out-placement services and (B) office space, office supplies, a telephone and secretarial assistance solely for the purpose of out-placement activities for a period of six months.

        Randolph J. Straka  The Company entered into an employment agreement,
        ------------------
     dated as of October 17, 1994, with Randolph J. Straka, Vice President, Finance and Chief Financial Officer of the Company. The agreement has a term of two years ending October 16, 1996 and provides a salary at an annual rate of $130,000. Mr. Straka is also entitled to (i) participate in the Company's executive bonus plan, (ii) a one-time sign-on bonus in the amount of $17,500 and (iii) an option to purchase a total of 25,000 shares of the Company's Common Stock. The Company also agreed to pay Mr. Straka certain relocation expenses incurred by him in moving to Montgomery, Alabama and to reimburse him for certain temporary living expenses.

        In the event Mr. Straka's employment is terminated by the Company for any reason, other than for death or cause, as such term is defined in the agreement, the Company will pay severance compensation to Mr. Straka in an amount equal to the greater of one year's salary or the balance of the salary during the remainder of the employment term. Severance compensation also includes (i) continued use of a Company car and participation in all employee benefit programs, and (ii) the provision of (A) out-placement services and (B) office space, office supplies, a telephone and secretarial assistance solely for the purpose of out-placement activities for a period of one year following the date of termination of employment.


                              COMPENSATION OF DIRECTORS

        Directors who are not compensated by the Company, or its subsidiaries, Stonebrook or affiliates of Stonebrook, presently receive an annual fee of $8,000 and an additional fee of $1,250 for each meeting of the Board of Directors attended by such director and $1,250 per meeting of a committee of the Board which is held on a day other than a day on which a Board meeting is also held. The Chairman of the Board presently receives an annual fee of $20,000. All directors are reimbursed for out-of-pocket expenses in attending such meetings.

        Messrs. Boyes, Dickinson and Nashman are each entitled to receive stock options at the commencement of each year of service as a director entitling him to purchase up to $15,000 worth of the Company's Common Stock, measured by the market value of such Common Stock on the date of grant, for an exercise price equal to not less than 85% of the market value of the Common Stock covered by the options on the date of grant. On June 3, 1994, Messrs. Boyes, Dickinson and Nashman were each granted options to purchase 5,639 shares of the Company's Common Stock at a purchase price of $2.66 per share.


         COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. The Company believes that, during the fiscal year ended December 31, 1994, its executive officers, directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements. In making these statements, the Company has relied upon a review of reports on Forms 3, 4 and 5 furnished to the Company during, or with respect to, its last fiscal year.


               COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The policies of the Compensation Committee regarding executive compensation are to determine compensation levels based upon a combination of corporate performance and individual performance measured against pre-established objectives which are determined each fiscal year by the Committee and approved by the entire Board of Directors. The goal is to achieve compensation levels which reflect both individual performance and incentives based upon common financial targets.

        The salary of the President and Chief Executive Officer is reviewed annually by the Compensation Committee with reference to a review of the compensation levels of chief executive officers of comparable companies in the defense electronics industry and of selected public companies in the geographic region of the Company which the Compensation Committee believes are competitors of, or similarly situated to, the Company. Based upon this review, the salary of the President and Chief Executive Officer is established. Compensation levels for other executive officers of the Company are similarly established. Salaries of the Company's executive officers are in the middle of the range of salaries paid by the other companies surveyed.

        Bonuses are separately established at the beginning of each fiscal year with reference to the Company's performance measured against pre-set criteria principally relating to corporate income and growth. In 1994, no bonuses were paid to executive officers.

        Grants of stock options, which generally vest over four years, are based in substantial part on the Committee's judgment as to the long-term incentive effect that a grant would have on the executive officer's and the Company's long-term performance.

        Payments of base salary for the 1994 fiscal year do not exceed $1 million for any named executive officer included in the Summary Compensation Table. No stock options were granted to such officers in the 1994 fiscal year. The final regulations implementing Code Section 162(m) are expected later this year and the Committee intends to review such final regulations and take further appropriate action at that time.

        This report was furnished by Messrs. Nashman, Boyes and Bryan, all of the members of the Compensation Committee.


                        COMPARISON OF TOTAL STOCKHOLDER RETURN

        The following graph sets forth the Company's total stockholder return over a five-year period, beginning December 31, 1989, and ending December 31, 1994, as compared to the Nasdaq Stock Market Index and the Nasdaq Non-Financial Index. The total stockholder return assumes $100 invested at the beginning of the period in the Company's Common Stock, the Nasdaq Stock Market Index and the Nasdaq Non-Financial Index.


                   COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                     MILTOPE GROUP INC. vs. NASDAQ MARKET INDEXES

     Assumes $100 was invested in Miltope Group Inc. and in each index on December 31, 1989.


     ================================================================
                                NASDAQ
              The NASDAQ     Non-Financial       Miltope
             Stock Market       Stocks          Group Inc.
     ================================================================
     1989        100.00         100.00         100.00
     ----------------------------------------------------------------
     1990         84.92          88.03          59.52
     ----------------------------------------------------------------
     1991        136.28         141.73          57.14
     ----------------------------------------------------------------
     1992        158.58         154.92          85.71
     ----------------------------------------------------------------
     1993        180.93         177.61          78.57
     ----------------------------------------------------------------
     1994        176.92         170.30          85.71
     ----------------------------------------------------------------


                                       AUDITORS

        Deloitte & Touche LLP were the Company's independent public auditors for the fiscal year ended December 31, 1994. The auditors for the current fiscal year will be appointed by the Board of Directors. It is expected that Deloitte & Touche LLP will be selected by the Board of Directors to serve as the Company's auditors for the current fiscal year. Representatives of Deloitte & Touche LLP intend to be present at the Meeting and available to respond to appropriate questions and, in addition, such representatives will be given an opportunity to make a statement at the Meeting if they so desire. There is a standing audit committee of the Board of Directors.


                                    ANNUAL REPORT

        All stockholders of record as of April 25, 1995 are concurrently being sent a copy of the Company's Annual Report for the fiscal year ended December 31, 1994 which contains certified financial statements of the Company for the fiscal years ended December 31, 1993 and 1994.

        THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH BENEFICIAL HOLDER OF ITS COMMON STOCK ON APRIL 25, 1995, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO THE CHIEF FINANCIAL OFFICER, MILTOPE GROUP INC., 500 RICHARDSON ROAD SOUTH, HOPE HULL, ALABAMA 36043.


                                STOCKHOLDER PROPOSALS

        Stockholder proposals must be received by January 6, 1996 in order to be considered for inclusion in proxy materials distributed in connection with the next annual meeting of stockholders. All such proposals should be in compliance with applicable Securities and Exchange Commission regulations.


                                    MISCELLANEOUS

        As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matter to be brought before the Meeting. However, if any other matters not mentioned in the Proxy Statement are properly brought before the Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form, or otherwise act, in respect of such matters in accordance with their best judgment.

        All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by use of the mails, directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Company may solicit the return of proxies by telephone, telegram or personal interview. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request instructions for voting the proxies. The Company may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

        It is important that proxies be returned promptly. Stockholders are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if mailed in the enclosed envelope in the United States.

                                      By order of the Board of Directors


                                      LEONARD GUBAR
                                      Secretary

     May 5, 1995

                       MILTOPE GROUP INC. - 1995 ANNUAL MEETING
                                     JUNE 5, 1995
             This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned stockholder of MILTOPE GROUP INC., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated May 5, 1995, and hereby constitutes and appoints Alvin E. Nashman and Leonard Gubar, or either of them acting singly in the absence of the other, with the power of substitution in either of them, the proxies of the undersigned, to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company's corporate headquarters, 500 Richardson Road South, Hope Hull, Alabama 36043, on Monday, June 5, 1995 at 10:00 A.M., Local Time, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

        The undersigned hereby instructs said proxies or their substitutes:

     1. The election of eight directors nominated by the Board of Directors:

        [ ]   FOR all nominees     [ ]   WITHHOLD AUTHORITY to
              listed below (except       vote for all nominees
              as indicated)              listed below


        NOMINEES:   Richard Pandolfi, Alvin E. Nashman, Jon L. Boyes, William L.
                    Dickinson, Jan H. Stenbeck, J. Shelby Bryan, Franklin
                    Miller, William Mustard

        (INSTRUCTION: To withhold authority to vote for any individual nominee or nominees, write such nominee's or nominees' name in the space provided below.)

        -----------------------------------------------------------

     2. The approval of the adoption of the Company's 1995 Stock Option and Performance Award Plan.

        [ ]   FOR      [ ]   AGAINST     [ ]   ABSTAIN

     3. Upon such other matters as may properly come before the Meeting or any adjournment or adjournments thereof.

        This proxy when properly executed will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of the eight named individuals as director and the approval of the Company's 1995 Stock Option and Performance Award Plan.

                                       PLEASE SIGN, DATE AND MAIL THIS PROXY
                                       IMMEDIATELY IN THE ENCLOSED ENVELOPE

                                       Dated:                          , 1995
                                             --------------------------

                                                                       (L.S.)
                                             --------------------------

                                                                       (L.S.)
                                             --------------------------
                                                    Signature(s)

                                       Please sign your name exactly as it
                                       appears hereon.  When signing as
                                       attorney, executor, administrator,
                                       trustee or guardian, please give your
                                       full title as it appears hereon.  When
                                       signing as joint tenants, all parties
                                       in the joint tenancy must sign.  When a
                                       proxy is given by a corporation, it
                                       should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

                                                                        APPENDIX



                                  MILTOPE GROUP INC.


                     1995 STOCK OPTION AND PERFORMANCE AWARD PLAN

                                   _______________

                            EFFECTIVE AS OF APRIL 11, 1995

                                  MILTOPE GROUP INC.
                     1995 STOCK OPTION AND PERFORMANCE AWARD PLAN

                                     INTRODUCTION

           Miltope Group Inc., a Delaware corporation (hereinafter referred to as the "Corporation"), hereby establishes an incentive compensation plan to be known as the "Miltope Group Inc. 1995 Stock Option and Performance Award Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units and Performance Shares.

           The Plan shall become effective on April 11, 1995. However, it shall be rendered null and void and have no effect, and all Plan Awards granted hereunder shall be canceled, if the Plan is not approved by a majority vote of the Corporation's Stockholders within twelve (12) months of such date.

           The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Participants to those of the Corporation's stockholders, customers and employees, by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, and retain the services of, participants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

           The Plan also provides pay systems that support the Corporation's business strategy and emphasizes pay-for-performance by tying reward opportunities to carefully determined and articulated performance goals at corporate, operating unit, business unit and/or individual levels.


                                     DEFINITIONS

           For purposes of this Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

           (a)   "Code" shall mean the Internal Revenue Code of 1986,
                  ----
     as amended, and the rules and regulations thereunder.

           (b)   "Committee" shall mean the Stock Option Committee of the
                  ---------
     Board of Directors of the Corporation.

           (c)   "Common Stock" shall mean the common stock, par value $0.01
                  ------------
     per share, of the Corporation.

           (d)   "Corporation" shall mean Miltope Group Inc., a Delaware
                  -----------
     corporation.

           (e)   "Disability" shall have the same meaning as the term
                  ----------
     "permanent and total disability" under Section 22(e)(3) of the Code.

           (f)   "Exchange Act" shall mean the Securities Exchange Act of
                  ------------
     1934, as amended, and the rules and regulations thereunder.

           (g)   "Fair Market Value" of the Corporation's Common Stock on a
                  -----------------
     Trading Day shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system or, if the Common Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Common Stock. An "eligible dealer" for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day.
     In the event the Corporation's Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith.

           (h)   "Good Cause" shall mean (i) a Participant's willful or gross
                  ----------
     misconduct or willful or gross negligence in the performance of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by such Participant of such notice, (ii) a Participant's intentional or habitual neglect of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such neglect, or (iii) a Participant's theft or misappropriation of funds of the Corporation or of any Parent or Subsidiary or commission of a felony.

           (i)   "Incentive Stock Option" shall mean a stock option
                  ----------------------
     satisfying the requirements for tax favored treatment under Section 422 of the Code.

           (j)   "Non-Qualified Option" shall mean a stock option which does
                  --------------------
     not satisfy the requirements for tax-favored treatment under Section 422 of the Code.

           (k)   "Option" shall mean an Incentive Stock Option or a Non-
                  ------
     Qualified Stock Option granted pursuant to the provisions of Section V hereof.

           (l)   "Optionee"  shall mean a Participant who is granted an
                  --------
     Option under the terms of this Plan.

           (m)   "Parent" shall mean a parent corporation of the Corporation
                  ------
     within the meaning of Section 424(e) of the Code.

           (n)   "Participant" shall mean any employee or other individual
                  -----------
     participating under the Plan.

           (o)   "Performance Share" shall mean a Plan Award granted pursuant
                  -----------------
     to the provisions of Section VII hereof, with such Award nominally being based upon the performance of the Corporation's Common Stock.

           (p)   "Performance Unit" shall mean a Plan Award granted pursuant
                  ----------------
     to the provisions of Section VII hereof, which Award may be based upon any factor set forth under such Section.

           (q)   "Plan Award" shall mean an Option, Performance Share,
                  ----------
     Performance Unit or Restricted Stock granted pursuant to the terms of this Plan.

           (r)   "Restricted Stock" shall mean a grant of one or more shares
                  ----------------
     of Common Stock subject to certain restrictions as provided under Section VII hereof.

           (s)   "Section 16" shall mean Section 16 of the Exchange Act and
                  ----------
     the rules and regulations promulgated thereunder.

           (t)   "Securities Act" shall mean the Securities Act of 1933, as
                  --------------
     amended, and the rules and regulations thereunder.

           (u)   "Subsidiary" shall mean a subsidiary corporation of the
                  ----------
     Corporation within the meaning of Section 424(f) of the Code.


                                      SECTION I
                                    ADMINISTRATION

           The Plan shall be administered by the Committee, which shall be composed of at least two directors who meet the requirements of disinterested administrators under Section 16. Subject to the provisions of the Plan, the Committee may establish from time to time such regulations, provisions, proceedings and conditions of awards which, in its opinion, may be advisable in the administration of the Plan. A majority of the Committee shall constitute a quorum, and, subject to the provisions of
     Section IV of the Plan, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee. This Plan is intended to be a bifurcated plan. The references to Section 16 contained herein are intended to apply only to the extent necessary for the Plan to comply with Rule 16b-3 under Section 16 and only as to those insiders of the Corporation who are deemed to be Section 16 insiders.

                                      SECTION II
                                   SHARES AVAILABLE

           Subject to the adjustments provided in Section IX of the Plan, the aggregate number of shares of the Common Stock which may be granted for all purposes under the Plan shall be five hundred thousand (500,000) shares. Shares of Common Stock underlying awards of securities (derivative or not) and shares of Common Stock awarded hereunder (whether or not on a restricted basis) shall be counted against the limitation set forth in the immediately preceding sentence and may be reused (e.g., in the event that
                                                       ----
     an Option or an award of shares of Common Stock on a restricted basis under the Plan to any individual expires, is terminated unexercised, or is forfeited as to any shares covered thereby), however, with respect to Plan Awards made to Section 16 insiders, shares of Common Stock may be reused only to the extent permitted under Section 16. To the extent that a Stock Appreciation Right included in an Option is exercised, such Option shall be deemed to have been exercised. Incentive and Non-Qualified Stock Options, Stock Appreciation Rights, Performance Shares, Restricted Stock and Performance Units awarded under the Plan may be fulfilled in accordance with the terms of the Plan with either authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation's treasury or shares of Common Stock acquired on the open market.

                                     SECTION III
                                     ELIGIBILITY

           Present and future management and key employees (including management or key employees who are also directors) of the Corporation, or of any Parent or Subsidiary, who are regularly employed on a salaried basis as common law employees shall be eligible to participate in the Plan.

                                      SECTION IV
                                AUTHORITY OF COMMITTEE

           The Plan shall be administered by, or under the direction of, the Committee, which shall administer the Plan so as to comply at all times with the Exchange Act, to the extent such compliance is required, and, subject to the Code, shall otherwise have plenary authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business. Subject to the provisions of Section XIII hereof, all interpretations and determinations of the Committee may be made on an individual or group basis and shall be final, conclusive, and binding on all interested parties. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the persons to whom Plan Awards shall be granted, the times when such Plan Awards shall be granted, the number of Plan Awards, the purchase price or exercise price of each Plan Award, the period(s) during which such Plan Award shall be exercisable (whether in whole or in part), the restrictions to be applicable to Plan Awards and the other terms and provisions thereof (which need not be identical). In addition, the authority of the Committee shall include without limitation the following:

           (a)   Financing.  The arrangement of temporary financing for an
                 ---------
     Optionee by registered broker-dealers, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting the Optionee in the exercise of an Option, such authority to include the payment by the Corporation of the commissions of the broker-dealer;

           (b)   Procedures for Exercise of Option.  The establishment of
                 ---------------------------------
     procedures for an Optionee (i) to exercise an Option by payment of cash or any other property acceptable to the Committee, (ii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the option exercise price of the total number of shares of Common Stock to be acquired, (iii) to exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by him having a Fair Market Value which shall equal the Option exercise price for the portion exercised and, in cases where a Option is not exercised in its entirety, to permit the Optionee to deliver the shares of Common Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares of Common Stock in payment of the exercise price of the entire option, together with such cash as shall be paid in respect of fractional shares and (iv) to engage in any form of "cashless" exercise.

           (c)   Withholding.  The establishment of a procedure whereby a
                 -----------
     number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option, Stock Appreciation Right or other grant or award, as applicable, or for the tender of shares of Common Stock owned by the Participant to meet the obligation of withholding for taxes incurred by the Optionee upon such exercise.

           (d)   Types of Plan Awards.  The Committee may grant awards in the
                 --------------------
     form of one or more of the following: (i) Incentive Stock Options and Non-Qualified Stock Options (described in Section V), (ii) Stock Appreciation Rights (described in Section VI), (iii) grants of Restricted Stock (described in Section VII), (iv) Performance Share Awards (described in Section VII) and (v) Performance Units (described in Section VII).

                                      SECTION V
                                    STOCK OPTIONS

           The Committee shall have the authority, in its discretion, to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of Options. No Option shall be granted for a term of more than ten (10) years. Notwithstanding anything contained herein to the contrary, an Incentive Stock Option may be granted only to common law employees of the Corporation or of any Parent or Subsidiary now existing or hereafter formed or acquired, and not to any director or officer who is not also such a common law employee. The terms and conditions of the Options shall be determined from time to time by the Committee; provided, however,
                                                    --------  -------
     that the Options granted under the Plan shall be subject to the following:

           (a)   Exercise Price.  The Committee shall establish the exercise
                 --------------
     price at the time any Option is granted at such amount as the Committee shall determine; provided, however, that the exercise price for each share
                      --------  -------
     of Common Stock purchasable under any Incentive Stock Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary which possess more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, the exercise price for each share of Common Stock shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock at the date the Option is granted. The exercise price will be subject to adjustment in accordance with the provisions of Section IX of the Plan.

           (b)   Payment of Exercise Price.  The price per share of Common
                 -------------------------
     Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or, upon the discretion of the Committee, pursuant to any of the methods set forth in Sections IV(a) or (b) hereof. Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option.

           (c)   Exercisability of Options.  Each Option shall be exercisable
                 -------------------------
     in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on exercisability as may be determined by the Committee at the time of the grant of such Options. The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

           (d)   Expiration of Options.  No Option by its terms shall be
                 ---------------------
     exercisable after the expiration of ten (10) years from the date of grant of the Option; provided, however, in the case of an Incentive Stock Option
                    --------  -------
     granted to a person who, at the time such Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

           (e)   Exercise Upon Death of Optionee.  Subject to the provisions
                 -------------------------------
     of Section V(h) hereof, in the event of the death of the Optionee prior to his termination of employment (or within three (3) months after his termination of employment other than for Good Cause) with the Corporation or with any Parent or Subsidiary, his estate (or other beneficiary, if so designated in writing by the Participant) shall have the right, within one
     (1) year after the date of death (but in no case after the expiration date of the Option(s)), to exercise his Option(s) with respect to the shares of Common Stock as to which the deceased Optionee had not exercised his Option at the time of his death, and only to the extent such Option or Options were exercisable at such time.

           (f)   Exercise Upon Disability of Optionee.  Subject to the
                 ------------------------------------
     provisions of Section V(h) hereof, if the employment by the Corporation or by any Parent or Subsidiary of an Optionee is terminated because of Disability, he shall have the right, within one (1) year after the date of such termination (but in no case after the expiration of the Option(s)), to exercise his Option(s) with respect to the shares of Common Stock as to which he had not exercised his Option at the time of such termination, and only to the extent such Option or Options were exercisable at such time.

           (g)   Exercise Upon Optionee's Termination of Employment.  Except
                 --------------------------------------------------
     as provided in the following sentence, if the employment of an Optionee by the Corporation or by any Parent or Subsidiary is terminated for any reason other than those specified in Sections V(e) and (f) above, he shall have the right, within three (3) months after the date of such termination (but in no case after the expiration date of the Option(s)), to exercise his Option(s) only with respect to that number of shares of Common Stock that he was entitled to purchase pursuant to Options that were exercisable immediately prior to such termination. Notwithstanding the provisions of the immediately preceding sentence, if an Optionee's employment is terminated by the Corporation or by any Parent or Subsidiary for Good Cause then the Optionee shall, at the time of such termination of employment, forfeit his rights to exercise all of such Option(s).

           (h)   Maximum Amount of Incentive Stock Options.  Each Plan Award
                 -----------------------------------------
     under which Incentive Stock Options are granted shall provide that to the extent the aggregate of the (i) Fair Market Value of the shares of Common Stock (determined as of the time of the grant of the Option) subject to such Incentive Stock Option and (ii) the fair market values (determined as of the date(s) of grant of the options) of all other shares of Common Stock subject to incentive stock options granted to an Optionee by the Corporation or any Parent or Subsidiary, which are exercisable for the first time by any person during any calendar year, exceed(s) one hundred thousand dollars ($100,000), such excess shares of Common Stock shall not be deemed to be purchased pursuant to Incentive Stock Options. The terms of the immediately preceding sentence shall be applied by taking options into account in the order in which they are granted.

                                      SECTION VI
                              STOCK APPRECIATION RIGHTS

           (a)   Tandem Stock Appreciation Rights.  The Committee shall have
                 --------------------------------
     the authority to grant Stock Appreciation Rights in tandem with an Option, either at the time of grant of the Option or by amendment. Each such Stock Appreciation Right shall be subject to the same terms and conditions as the related Option, if any, and shall be exercisable only at such times and to such extent as the related Option is exercisable; provided, however, that a
                                                       --------  -------
     Stock Appreciation Right may be exercised only when the Fair Market Value of the Common Stock exceeds the exercise price of the related Option. A Stock Appreciation Right shall entitle the Optionee to surrender to the Corporation unexercised the related Option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of Common Stock (or cash, as provided below) having an aggregate value equal to the excess of the Fair Market Value of one share of the Common Stock of the Corporation on the day preceding the surrender of such Option over the exercise price per share of Common Stock multiplied by the number of shares of Common Stock provided for under the Option, or portion thereof, which is surrendered; provided, however, that no fractional shares shall be issued
                  --------  -------
     of Common Stock (cash being delivered to the Participant in lieu of such fractional shares). The number of shares of Common Stock which may be received pursuant to the exercise of a Stock Appreciation Right may not exceed the number of shares of Common Stock provided for under the Option, or portion thereof, which is surrendered. The Committee shall have the right, in its sole discretion, to approve an election by a Participant to receive cash in whole or in part in settlement of the Stock Appreciation Right. Within thirty (30) days following the receipt by the Committee of a request to receive cash in whole or in part in settlement of a Stock Appreciation Right, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such a request. A request to receive cash in whole or in part in settlement of a Stock Appreciation Right may provide that, in the event the Committee shall disapprove such request, such request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock.

           (b)   Freestanding Stock Appreciation Rights.  The Committee also
                 --------------------------------------
     shall have the authority to grant Stock Appreciation Rights unrelated to any Option that may be granted hereunder. Each such Stock Appreciation Right shall be subject to the terms and conditions as determined by the Committee. A Freestanding Stock Appreciation Right shall entitle the Optionee to surrender to the Corporation a portion or all of such rights and to receive from the Corporation in exchange therefor that number of shares of Common Stock (or cash, as provided below) having an aggregate value equal to the excess of the Fair Market Value of one share of the Common Stock of the Corporation on the day preceding the surrender of such Rights over the Fair Market Value per share of Common Stock (determined as of the date the Stock Appreciation Right was granted) multiplied by the number of Stock Appreciation Rights which are surrendered; provided,
                                                                --------
     however, that no fractional shares of Common Stock shall be issued (cash
     -------
     being delivered to the Participant in lieu of such fractional shares). The Committee shall have the right, in its sole discretion, to approve an election by a Participant to receive cash in whole or in part in settlement of the Stock Appreciation Right. Within thirty (30) days following the receipt by the Committee of a request to receive cash in whole or in part in settlement of a Stock Appreciation Right, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such a request. A request to receive cash in whole or in part in settlement of a Stock Appreciation Right may provide that, in the event the Committee shall disapprove such request, such request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock.

           (c)   Exercise of Stock Appreciation Rights.  If the Participant
                 -------------------------------------
     (1) voluntarily ceases to be an employee of the Corporation, or of any Parent or Subsidiary, with the written consent of the Committee, (i) dies or becomes Disabled, (ii) terminates his employment with the Corporation or with any Parent or Subsidiary due to Retirement, or (iii) suffers an involuntary termination of his employment with the Corporation or with any Parent or Subsidiary for reasons other than Good Cause, the Plan Award earned under Section VI(b) with respect to any outstanding Freestanding Stock Appreciation Rights shall be determined as otherwise provided herein or in any agreement executed by the Corporation and such Participant hereunder. If the Participant ceases to be an employee of the Corporation or of any Parent or Subsidiary for any other reason, all Plan Awards granted hereunder and subject to restrictions shall be forfeited.

                                     SECTION VII
              PERFORMANCE SHARES, RESTRICTED STOCK AND PERFORMANCE UNITS

           The Committee shall have the authority to grant Performance Shares, Restricted Stock or Performance Units either separately or in combination with other Plan Awards. The terms and conditions of Performance Shares, Restricted Stock or Performance Units shall be determined from time to time by the Committee, without limitation, except as otherwise provided in the Plan. Furthermore:

           (a)   Services Rendered.  Each such Plan Award shall be granted
                 -----------------
     for services rendered (or to be rendered) and at no additional cost to the Participant, provided, however, that the value of the services performed must, in the opinion of counsel to the Corporation, equal or exceed the par value of such shares of Common Stock to be granted to the Participant.

           (b)   Performance Account.  The Corporation shall establish a
                 -------------------
     performance account for each Participant to whom Performance Shares or Performance Units are granted, and the Performance Shares or Performance Units granted shall be credited to such account. Shares of Common Stock granted in the form of Restricted Stock, shall be registered in the name of the Participant and together with a stock power endorsed in blank, deposited with the Corporation at the time the account is credited.

           (c)   Duration of Performance or Restriction Period.  The duration
                 ---------------------------------------------
     of the performance or restriction period shall be determined by the Committee at the time each such grant is made. More than one grant may be outstanding at any one time, and performance or restriction periods may be of different lengths. With respect to Restricted Stock, the Participant shall generally have the rights and privileges of a stockholder of the Corporation as to such shares, including the right to vote such Restricted Stock, except that the following restrictions shall apply: (i) the Participant shall not be entitled to delivery of a certificate until the expiration or termination of the restriction period, (ii) none of the shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the restriction period and (iii) all of the shares of Restricted Stock shall be forfeited by the Participant without further obligation on the part of the Corporation as set forth in
     Section VII(g) hereof. Cash and stock dividends with respect to the Restricted Stock will be withheld by the Corporation for the Participant's account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as may be determined by the Corporation. All cash or stock dividends so withheld by the Corporation shall initially be subject to forfeiture, but shall become non-forfeitable and payable at the same times, and at the same rate, as determined with respect to the lapse of restrictions on Restricted Stock. Upon the forfeiture of any Restricted Stock, such forfeited shares of Common Stock shall be transferred to the Corporation without further action by the Participant. Upon the expiration or termination of the restriction period, the restrictions imposed on the appropriate Restricted Stock shall lapse and a stock certificate for the number of shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law or by any applicable stockholders' agreement, to the Participant. A Participant who files an election with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while they are still subject to restrictions shall promptly furnish the Corporation with a copy of such election together with the amount of any federal, state, local or other taxes that may be required to be withheld to enable the Corporation to claim an income tax deduction with respect to such election.

           (d)   Performance Targets.  At the time of each grant, the
                 -------------------
     Committee shall establish (subject to the provisions of Section VII(e) hereof) performance targets and/or periods of service to which the vesting of Performance Shares, Performance Units and/or Restricted Stock shall be constituted as appropriate. The Committee may also establish a relationship between performance targets and the number of Performance Shares or the number or value of Performance Units which shall be earned. The Committee also shall establish a relationship between performance results other than the targets and the number of Performance Shares or Restricted Stock and the number or value of Performance Units, if any, which shall be earned. The Committee shall determine the measures of performance to be used in determining the extent to which Performance Shares or Performance Units are earned or to which restrictions on Restricted Stock or units shall lapse. Performance measures and targets may vary among grants, but once established for a grant may not be modified with respect to that grant except as provided in Section X and provided that, with respect to Performance Shares and Performance Units, the Committee may, in its sole discretion, make such adjustments to performance targets, the number of Performance Shares or the number or value of Performance Units which shall be earned, or such other changes as it may deem necessary or advisable in the event of material changes in the criteria used for establishing performance targets which would result in the dilution or enlargement of a Participant's award outside the goals intended by the Committee at the time of the grant of the Plan Award.

           (e)   Performance Measures.  The performance measures utilized to
                 --------------------
     determine the number of Performance Shares, Performance Units or shares of Restricted Stock that become vested under the Plan shall be as determined by the Committee in its sole discretion and may include, but shall not be limited to:

                (i) Total stockholder return (measured as the sum of Common Stock appreciation and dividends declared) in relation to any nationally recognized stock index.

                (ii) Return on invested capital in relation to target objectives.

                (iii) Share earnings/earnings growth in relation to target objectives.

                (iv) Cash flow/cash flow growth in relation to target objectives.

     In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

           (f)   Dividend or Interest Equivalents.  The Committee may provide
                 --------------------------------
     that amounts equivalent to dividends or interest shall be payable with respect to Performance Shares, Restricted Stock or Performance Units held in the Participant's performance account. Such amounts shall be credited to the performance account, and shall be payable to the Participant in cash or in Common Stock, as set forth under the terms of the Plan Award, at such time as the restrictions on the Restricted Stock are removed or the Performance Shares or Performance Units are earned. The Committee further may provide that amounts equivalent to interest or dividends held in the performance accounts shall be credited to such accounts on a periodic or other basis.

           (g)   Termination of Employment.  If the Participant (i)
                 -------------------------
     voluntarily ceases to be an employee of the Corporation, or of any Parent or Subsidiary, with the written consent of the Committee, (ii) dies or becomes Disabled, (iii) terminates his employment with the Corporation or with any Parent or Subsidiary due to Retirement or (iv) suffers an involuntary termination of his employment with the Corporation or with any Parent or Subsidiary for reasons other than Good Cause, the Plan Award earned under this Section with respect to any outstanding Performance Shares, Restricted Stock, Performance Units or interest on dividend equivalents shall be determined as otherwise provided herein or in any agreement executed by such Participant hereunder. If the Participant ceases to be an employee of the Corporation or of any Parent or Subsidiary for any other reason, all Plan Awards granted hereunder and subject to restrictions shall be forfeited. In such case, the Corporation shall have the right to complete the blank stock power with respect to Restricted Stock and transfer the same to its treasury.

                                     SECTION VIII
                                 DEFERRAL OF PAYMENTS

           The Committee may, in its sole discretion, establish procedures by which a Participant may elect to defer payment of a Plan Award. The Committee shall determine the terms and conditions of such deferral. Any such deferral shall be subject to the following:

           (a)   Contingent Nature of Allocation.  Every allocation under the
                 -------------------------------
     Plan to a performance account shall be considered "contingent" and unfunded until any forfeiture restrictions under the terms of the Plan Award expire or lapse, until all conditions contained in the Plan Award are satisfied, and until any elective deferral period expires. Such contingent allocations shall be considered bookkeeping entries only, notwithstanding the crediting of deemed "dividends" or "interest." Nothing contained herein shall be construed as creating a trust or fiduciary relationship between the Participant and the Corporation or the Committee.

           (b)   Participant's Rights to Awards.  Until the Plan Award vests,
                 ------------------------------
     the elective deferral period expires, and any restrictions are lifted, the related amounts held in the Participant's performance account cannot be sold, conveyed, transferred, pledged, hypothecated, or assigned and any attempt to do so by the Participant shall result in the immediate forfeiture of such Plan Award. Until the Plan Award vests and becomes payable, such account balances shall be the property of the Corporation. The Participant's right to such account balances shall be subject to the claims of the general creditors of the Corporation. Receipt of the Plan Award is conditioned upon satisfactory compliance with the terms and conditions of the such Award and other requirements of the Plan.

           (c)   Election to Defer Payment.  If a Participant desires to
                 -------------------------
     defer the normal receipt of Common Stock or cash due him under a Plan Award, he must make an irrevocable election in a calendar year prior to the calendar year or years in which he is to perform services that will entitle him to the Plan Award. Such election shall be made in accordance with Rule 16b-3 to the extent required and shall provide a fixed date for the termination of the deferral period. The Participant shall not be permitted to receive his Plan Award prior to the end of the elected deferral period, except in the event of: his death, Retirement, Disability or termination of employment with the Corporation or any Parent or Subsidiary.


                                      SECTION IX
                             ADJUSTMENT OF SHARES; MERGER
                         OR CONSOLIDATION OF THE CORPORATION

           (a)   Recapitalization, Etc.  In the event there is any change in
                 ----------------------
     the Common Stock of the Corporation by reason of any reorganization, recapitalization, stock split, stock dividend or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to any Option, grant of Restricted Stock, Performance Share or Performance Unit award, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of
     Section 422 of the Code.

           (b)   Merger or Consolidation of Corporation.  Upon (i) the merger
                 --------------------------------------
     or consolidation of the Corporation with or into another corporation, if the agreement of merger or consolidation does not provide for (1) the continuance of the Options, Stock Appreciation Rights and shares of Restricted Stock granted hereunder or (2) the substitution of new Options, Stock Appreciation Rights or shares of Restricted Stock for Options, Stock Appreciation Rights and shares of Restricted Stock granted hereunder, or for the assumption of such Options, Stock Appreciation Rights and shares of Restricted Stock by the surviving corporation or (ii) the dissolution, liquidation, or sale of substantially all the assets, of the Corporation,
     (1) the holder of any such Option or Stock Appreciation Right theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation or sale of assets to exercise such Option(s) or Stock Appreciation Right(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Option(s) or Stock Appreciation Right(s) and (2) all restrictions regarding transferability and forfeiture on shares of Restricted Stock shall be removed as of the effective date of such merger, consolidation, dissolution, liquidation or sale of assets; provided that any conditions precedent to the exercise of such Options or Stock Appreciation Rights and the transfer of such shares of Restricted Stock, other than the passage of time, have occurred. The Corporation, to the extent practicable, shall give advance notice to affected Optionees and holders of Stock Appreciation Rights or shares of Restricted Stock of such merger, consolidation, dissolution, liquidation or sale of assets. All such Options and Stock Appreciation Rights which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or sale of assets.

           (c)   Effect of Merger or Consolidation.  As of the effective date
                 ---------------------------------
     of the merger, consolidation, dissolution, liquidation or sale of substantially all of the assets of the Corporation, no Participant shall earn any additional Performance Share or Performance Unit or dividend or interest equivalent under this Plan. Furthermore, if the value of any Performance Share or Performance Unit cannot be determined as of such date because such Plan Award is conditioned upon the future financial performance of the Corporation, such Performance Share or Performance Unit (including any applicable dividend or interest equivalents) shall be canceled. Any Performance Share or Performance Unit payable after the date of the merger, consolidation, dissolution, liquidation or sale of substantially all of the assets of the Corporation shall be paid in cash (unless the appropriate merger or consolidation agreement provides otherwise) as of the date such Performance Share or Performance Unit originally was to have been paid, or as of such earlier date as may be determined by the Corporation or its successor.

                                      SECTION X
                               MISCELLANEOUS PROVISIONS

           (a)   Administrative Procedures.  The Committee may establish any
                 -------------------------
     procedures determined by it to be appropriate in discharging its responsibilities under the Plan. Subject to the provisions of Section XIII hereof, all actions and decisions of the Committee shall be final.

           (b)   Assignment or Transfer.  No grant or award of any Incentive
                 ----------------------
     Stock Option or any other "derivative security" (as defined by Rule 16a-l(c) promulgated under the Exchange Act) made under the Plan or any rights or interests therein shall be assignable or transferable by a Participant except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of a Participant Options and other Plan Awards granted hereunder shall be exercisable only by the Participant, and Plan Awards earned hereunder shall be payable only to the Participant. Performance Shares or Restricted Stock or Performance Units may not be sold, assigned, transferred, redeemed, pledged or otherwise encumbered during the restriction period, except as provided in Section VIII(b) hereof.

           (c)   Investment Representation.  In the case of Plan Awards paid
                 -------------------------
     in shares of Common Stock or other securities, the Committee may require, as a condition of receiving such securities, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act to deliver such securities in compliance with the provisions of the Securities Act.

           (d)   Withholding Taxes.  The Corporation shall have the right to
                 -----------------
     deduct from all cash payments hereunder any federal, state, local or foreign taxes required by law to be withheld with respect to such payments. In the case of the issuance or distribution of Common Stock or other securities hereunder, the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Participant's salary, reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any such taxes. Subject to the Rules promulgated under Section 16 of the Exchange Act (to the extent applicable), and to the consent of the Committee, the Participant, may satisfy the withholding obligations by paying to the Corporation a cash amount equal to the amount required to be withheld or by tendering to the Corporation a number of shares of Common Stock having a value equivalent to such cash amount, or by use of any available procedure as described under
     Section IV(c) hereof.

           (e)   Forfeiture.  In order for a Participant or his legal
                 ----------
     representative to receive payments or benefits under the Plan, a Participant must (i) be an active employee of the Corporation or of any Parent or Subsidiary, (ii) have become Disabled or have terminated his employment with the Corporation or with any Parent or Subsidiary due to Retirement, (iii) have died while in the active employment of the Corporation or of any Parent or Subsidiary, (iv) have voluntarily ceased to be an employee of the Corporation or of any Parent or Subsidiary with the written consent of the Committee or (v) suffered an involuntary termination of employment by the Corporation or any Parent or Subsidiary for other than Good Cause.

           (f)   Costs and Expenses.  The costs and expenses of administering
                 ------------------
     the Plan shall be borne by the Corporation and shall not be charged against any award nor to any employee receiving a Plan Award.

           (g)   Funding of Plan.  Except in the case of awards of Restricted
                 ---------------
     Stock, the Plan shall be unfunded. The Corporation shall not be required to segregate any of its assets to assure the payment of any Plan Award under the Plan. Neither the Participants nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Plan Award, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Corporation.

           (h)   Other Incentive Plans.  The adoption of the Plan does not
                 ---------------------
     preclude the adoption by appropriate means of any other incentive plan for employees.

           (i)   Plurals and Gender.  Where appearing in the Plan, masculine
                 ------------------
     gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

           (j)   Headings.  The headings and sub-headings in this Plan are
                 --------
     inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

           (k)   Severability.  In case any provision of this Plan shall be
                 ------------
     held illegal or void, such illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

           (l)   Payments Due Missing Persons.  The Corporation shall make a
                 ----------------------------
     reasonable effort to locate all persons entitled to benefits under the Plan; however, notwithstanding any provisions of this Plan to the contrary, if, after a period of one (1) year from the date such benefits shall be due, any such persons entitled to benefits have not been located, their rights under the Plan shall stand suspended. Before this provision becomes operative, the Corporation shall send a certified letter to all such persons at their last known addresses advising them that their rights under the Plan shall be suspended. Subject to all applicable state laws, any such suspended amounts shall be held by the Corporation for a period of one
     (1) additional year and thereafter such amounts shall be forfeited and thereafter remain the property of the Corporation.

           (m)   Liability and Indemnification.  (i)  Neither the Corporation
                 -----------------------------
     nor any Parent or Subsidiary shall be responsible in any way for any action or omission of the Committee, or any other fiduciaries in the performance of their duties and obligations as set forth in this Plan. Furthermore, neither the Corporation nor any Parent or Subsidiary shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel provided that the Corporation and/or the appropriate Parent or Subsidiary relied in good faith upon the action of such agent or the advice of such counsel.

                (ii) Except for their own gross negligence or willful misconduct regarding the performance of the duties specifically assigned to them under or their willful breach of the terms of, this Plan, the Corporation, each Parent and Subsidiary and the Committee shall be held harmless by the Participants, former Participants, beneficiaries and their representatives against liability or losses occurring by reason of any act or omission. Neither the Corporation, any Parent or Subsidiary, the Committee, nor any agents, employees, officers, directors or shareholders of any of them, nor any other person shall have any liability or responsibility with respect to this Plan, except as expressly provided herein.

           (n)   Incapacity.  If the Committee shall receive evidence
                 ----------
     satisfactory to it that a person entitled to receive payment of any Plan Award is, at the time when such benefit becomes payable, a minor, or is physically or mentally incompetent to receive such Plan Award and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may make payment of such Plan Award otherwise payable to such person to such other person or institution, including a custodian under a Uniform Gifts to Minors Act, or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release by such other person or institution shall be a valid and complete discharge for the payment of such Plan Award.

           (o)   Cooperation of Parties.  All parties to this Plan and any
                 ----------------------
     person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Plan or any of its provisions.

           (p)   Governing Law.  All questions pertaining to the validity,
                 -------------
     construction and administration of the Plan shall be determined in accordance with the laws of the State of New York.

           (q)   Nonguarantee of Employment.  Nothing contained in this Plan
                 --------------------------
     shall be construed as a contract of employment between the Corporation (or any Parent or Subsidiary), and any employee or Participant, as a right of any employee or Participant to be continued in the employment of the Corporation (or any Parent or Subsidiary), or as a limitation on the right of the Corporation or any Parent or Subsidiary to discharge any of its employees, with or without cause.

           (r)   Notices.  Each notice relating to this Plan shall be in
                 -------
     writing and delivered in person or by certified mail to the proper address. All notices to the Corporation or the Committee shall be addressed to it at 500 Richardson Road South, Hope Hull, Alabama 36043, Attn: Vice President, Finance and Chief Financial Officer. All notices to Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee's records.

           (s)   Written Agreements.  Each Plan Award shall be evidenced by a
                 ------------------
     signed written agreement between the Corporation and the Participant containing the terms and conditions of the award.

                                      SECTION XI
                           AMENDMENT OR TERMINATION OF PLAN

           The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time, provided that no amendment shall be made which shall increase the total number of shares of the Common Stock of the Corporation which may be issued and sold pursuant to Options or other Plan Awards, reduce the minimum exercise price in the case of an Incentive Stock Option, or modify the provisions of the Plan relating to eligibility with respect to Incentive Stock Options unless such amendment is made by or with the approval of the stockholders (such approval being granted within 12 months of the effective date of such amendment). The Board of Directors of the Corporation shall be authorized to amend the Plan and the Options granted thereunder (i) to maintain qualification as "incentive stock options" within the meaning of Section 422 of the Code, if applicable or (ii) to comply with Rule 16b-3 (or any successor rule) promulgated under the Exchange Act. Except as otherwise provided herein, no amendment, suspension or termination of the Plan shall alter or impair any Plan Awards previously granted under the Plan, without the consent of the holder thereof.

                                     SECTION XII
                                     TERM OF PLAN

           The Plan shall remain in effect until the earlier of April 11, 2005, or the tenth anniversary of the date the Plan was adopted by the Board of Directors of the Corporation, unless sooner terminated by such Board of Directors. No Plan Awards may be granted under the Plan subsequent to the termination of the Plan.

                                     SECTION XIII
                                  CLAIMS PROCEDURES

           (a)   Denial.  If any Participant, former Participant or
                 ------
     beneficiary is denied any vested benefit to which he is, or reasonably believes he is, entitled under this Plan, either in total or in an amount less than the full vested benefit to which he would normally be entitled, the Committee shall advise such person in writing the specific reasons for the denial. The Committee shall also furnish such person at the time with a written notice containing (i) a specific reference to pertinent Plan provisions, (ii) a description of any additional material or information necessary for such person to perfect his claim, if possible, and an explanation of why such material or information is needed and (iii) an explanation of the Plan's claim review procedure.

           (b)   Written Request for Review.  Within 60 days of receipt of
                 --------------------------
     the information stated in subsection (a) above, such person shall, if he desires further review, file a written request for reconsideration with the Committee.

           (c)   Review of Document.  So long as such person's request for
                 ------------------
     review is pending (including the 60 day period in subsection (b) above), such person or his duly authorized representative may review pertinent Plan documents and may submit issues and comments in writing to the Committee.

           (d)   Committee's Final and Binding Decision.  A final and binding
                 --------------------------------------
     decision shall be made by the Committee within 60 days of the filing by such person of this request for reconsideration; provided, however, that if
                                                      --------  -------
     the Committee, in its discretion, feels that a hearing with such person or his representative is necessary or desirable, this period shall be extended for an additional 60 days.

           (e)   Transmittal of Decision.  The Committee's decision shall be
                 -----------------------
     conveyed to such person in writing and shall include specific reasons for the decision, be written in a manner calculated to be understood by such person, and set forth the specific references to the pertinent Plan provisions on which the decision is based.

           (f)   Limitation on Claims.  Notwithstanding any provisions of
                 --------------------
     this Plan to the contrary, no Participant (nor the estate or other beneficiary of a Participant) shall be entitled to assert a claim against the Corporation (or against any Parent or Subsidiary) more than three years after the date the Participant (or his estate or other beneficiary) initially is entitled to receive benefits hereunder.